UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 October 9, 2007
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On October 9, 2007, we sold $375,000,000 aggregate principal amount of our 6.30% Senior Notes due October 9, 2037 (the “Notes”) pursuant to the Prospectus, dated March 14, 2006 (the “Prospectus”), filed as part of our Registration Statement on Form S-3 (Registration No. 333-132416) (“Form S-3”) with the Securities and Exchange Commission (the “SEC”), as supplemented by a Prospectus Supplement in preliminary form and Free Writing Prospectus, each dated October 3, 2007.  We sold the Notes pursuant to an Underwriting Agreement, dated October 3, 2007 (the “Underwriting Agreement”), by and between us and Goldman, Sachs & Co., as the underwriter.  The Notes were sold to the underwriter at a price of 98.604%.  The Notes were issued under an Indenture, dated as of September 15, 1994 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 1, 2006 (the “First Supplemental Indenture”), between us and The Bank of New York, as trustee.

From time to time, Goldman, Sachs & Co. has provided, and may provide, various financial advisory or investment banking services to us and our affiliates, for which it has received and may continue to receive customary fees and commissions.  Affiliates of Goldman, Sachs & Co. acted as lenders in a $1.0 billion line capacity and a $1.6 billion line of credit facility.  Goldman, Sachs & Co. may, from time to time, engage in transactions with or perform services for us in the ordinary course of business, including acting as a distributor of various life, annuity and investment products of our subsidiaries.

The preceding is a summary of the terms of the Underwriting Agreement and the Notes and is qualified in its entirety by reference to (i) the Underwriting Agreement attached as Exhibit 1.1 hereto; (ii) the Base Indenture attached as Exhibit 4(c) to the Registration Statement on Form S-3/A filed with the SEC on September 15, 1994; (iii) the First Supplemental Indenture attached as Exhibit 4.4 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2006; and (iv) the Form of Notes attached as Exhibit 4.1 hereto and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index beginning on page E-1 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincoln National Corporation

By:	/s/ Frederick J. Crawford
Name: Frederick J. Crawford
Title: Senior Vice President and
Chief Financial Officer

Date: October 9, 2007

EXHIBIT INDEX
1.1	Underwriting Agreement, dated October 3, 2007, by and between Lincoln National Corporation and Goldman, Sachs & Co., as the underwriter.
4.1	Form of 6.30% Senior Notes due 2037.
5.1	Opinion of Blank Rome LLP.
8.1	Tax Opinion of Blank Rome LLP (included in Exhibit 5.1 of this current report).
23.1	Consent of Blank Rome LLP (included in Exhibit 5.1 of this current report).

 E-1